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                     [DRUEN, RATH & DIETRICH LETTERHEAD]

                                (614) 249-7617


November 5, 1996


VIA ELECTRONIC TRANSMISSION
---------------------------

The United States Securities
and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:     Nationwide Separate Account Trust
        Small Company Fund
        SEC File Nos. 2-73024; 811-3213
        CIK No. 0000353905

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933 and on behalf of Nationwide Separate Account Trust Small Company Fund, we hereby submit the form of Prospectus which has been modified, via a prospectus supplement, dated November 5, 1996. This supplement will be sent to the shareholder of the fund and new contract holders whose investments are allocated to the fund.

If there is any questions in connection with the enclosed, please contact me at the direct dial line listed above.

DRUEN, RATH & DIETRICH

/s/ David E. Simaitis
---------------------
David E. Simaitis

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                      SUPPLEMENT DATED NOVEMBER 5, 1996

                                      TO

                         PROSPECTUS DATED MAY 1, 1996

                        NATIONWIDE SMALL COMPANY FUND

                      NATIONWIDE SEPARATE ACCOUNT TRUST


On October 30, 1996 Paul Kandel and Hilary R. Woods replaced Thomas A. Frank as portfolio managers of the subadviser The Dreyfus Corporation. On page 12 of the prospectus, the first two full paragraphs under the heading MANAGEMENT OF THE TRUST, subheadings, Investment Management of the Fund, The Subadvisers, The Dreyfus Corporation are hereby deleted in their entirety and replaced by the following.

        The primary portfolio managers of the portion of the Fund's portfolio managed by Dreyfus are Paul Kandel and Hilary R. Woods. Paul Kandel serves as a Senior Sector Manager for the technology and telecommunications industries in the Small Capitalization Equity Group. Prior to joining Dreyfus in October 1994, Mr. Kandel was a manager at Ark Asset Management where he researched and recommended stocks and IPOs in the telecommunications, technology and selected media industries. From 1988 to 1992, he was an Assistant Vice President at Bankers Trust Company responsible for the telecommunications, electric utility, cellular and technology industries. Mr. Kandel is a member of the Software Analysts and Communication Technology Investment Analysts Splinter Groups. He earned his B.A. in Economics from Haverford College and his M.B.A. with a concentration in Finance from the Columbia University Graduate School of Business.

        Ms. Woods serves as a Sector Manager for the capital goods industries in the Small Capitalization Equity Group. She has held this position and worked in the Dreyfus Equity Research Department since 1988. Ms. Woods joined Dreyfus in 1987 as a Senior Securities Analyst for value securities and the capital goods industries. Previously, Ms. Woods was with Neuberger & Berman for 6 1/2 years most recently as an Assistant Portfolio Manager and Analyst. Ms. Woods received a B.S. in History from Franklin & Marshall College and is a Chartered Financial Analyst
        (CFA) and a member of the Machinery Analysts of New York, Inc.